UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)          June 9, 2005
                                                --------------------------------

                         Juniata Valley Financial Corp.
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             (Exact name of registrant as specified in its charter)

          Pennsylvania               2-81699                     23-2235254
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  (State or other jurisdiction     (Commission                 (IRS Employer
   of incorporation)               File Number)             Identification No.)

      Bridge and Main Streets, Mifflintown, Pennsylvania           17059
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           (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code        (717) 436-8211
                                                   -----------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

(b) Effective June 9, 2005, Linda Engle resigned the position of chief financial officer of Juniata Valley Financial Corp. ("Company").

(c) Francis J. Evanitsky was appointed to act as the Company's interim chief financial officer on June 10, 2005. Mr. Evanitsky, age 63, has been the president and a director of the Company and Juniata Valley Bank, the Company's bank subsidiary, since 1998. In 2000 Mr. Evanitsky became the CEO of the Bank and the Company. Mr. Evanitsky will serve as the interim chief financial officer until the Company appoints a successor chief financial officer.

Mr. Evanitsky's appointment as interim chief financial officer will not affect any employment agreement between the Company and Mr. Evanitsky. In 1998, the Company entered into an employment agreement with Mr. Evanitsky, a copy of which is attached to this report as an exhibit. The agreement provides that the Company will pay Mr. Evanitsky severance compensation equal to 2.95 times his average annual compensation over the five years immediately preceding termination of his employment if Mr. Evanitsky's employment is terminated without cause or Mr. Evanitsky's employment is terminated by either Mr. Evanitsky or the Company at any time during the six months before or nine months after a change in control of the Company and the Bank. The agreement will expire when Mr. Evanitsky retires.

In addition to his employment agreement, Mr. Evanitsky participates in the Supplemental Retirement and Split Dollar Life Insurance Agreements for Selected Officers compensation arrangement, the retirement plan for directors of the Company and in the Executive Annual Incentive Plan, all of which are described in the Company's proxy statement, filed with the Securities and Exchange Commission on March 16, 2005.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Mr. Evanitsky's employment agreement is attached as Exhibit 10.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           JUNIATA VALLEY FINANCIAL CORP.


Date:  June 14, 2005                       By:  /s/ Francis J. Evanitsky
                                              ----------------------------------
                                                Name:  Francis J. Evanitsky
                                                Title: President and CEO

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                                  EXHIBIT INDEX

10       Francis Evanitsky Employment Agreement